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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8 - K

                          SENIOR CARE INDUSTRIES, INC.

          Nevada                                               68-0221599
          -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                  410 Broadway, 2nd Floor, Laguna Beach, CA 92651
                  -----------------------------------------------
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                        (949) 376-3125 (949) 376-9117 FAX
                        -----------------------------------
                            (ISSUER'S TELEPHONE NUMBER)

SECURITIES REGISTERED UNDER SECTION 12 (b) OF THE ACT:

TITLE OF EACH CLASS            NAME OF EACH EXCHANGE ON WHICH
                               REGISTERED
---------------------------    ------------------------------

---------------------------    ------------------------------

SECURITIES REGISTERED UNDER SECTION 12 (g) OF THE ACT:

                          Common Stock - .001 Par Value
                         ------------------------------
                                (TITLE OF CLASS)

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FORWARD LOOKING STATEMENTS

Senior Care Industries, Inc., ("Senior Care Industries, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          4

Item 6.  Resignation of Registant's Directors                                  4

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     5

                                        3

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   Item 1.  Changes in Control of Registrant

No Changes to Report.

   Item 2.  Acquisition or Disposition of Assets

Nothing to Report.

   Item 3.  Bankruptcy or receivership

Nothing to Report

   Item 4.  Changes in Registrant's Certifying Accountant

Nothing to Report

   Item 5.  Other Events

Senior Care had previously reported in an 8-K Report filed on July 5, 2001, that a Restraining Order was issued by the Superior Court of the State of California in the matter of Capital Trust, Inc. v. Tri- National Development Corporation, et al., County of San Diego, Case No. GIC756510 in which Senior Care Industries, Inc., as a non-defendant, third party, was restrained and enjoined from receiving, transferring, assigning, disposing of, interfering with, hypothecating or encumbering any rights to any real property owned by Tri-National Development Corporation or any of its wholly owned subsidiaries. This action followed the appointment of a receiver who was ordered to take possession of all property of Tri-National Development Corporation on May 24, 2001.

On August 23, 2001, Tri-National Development Corporation filed for protection under Chapter 11 of the Bankruptcy Code [11 U.S.C. Section 101, et seq.] which stayed all action by the receiver under 11 U.S.C. Section 362(a) and returned the property to the estate of the debtor in that case.

In its filing, Tri-National listed on its schedules stock which it owned in various Mexican corporations including those corporations from whom Senior Care International S.A. de C.V. entered into contracts for deed to purchase certain real estate which were effective on April 30, 2001. The debtor did not claim to own any of the real estate in Mexico directly.

In an 8-K Report filed by Tri-National Development Corporation on November 2, 2001, it falsely claimed that Senior Care failed to meet mandatory conditions precedent to a formal closing and as a result, the contracts were terminated by Tri-National Development Corporation.

In fact, Senior Care International S.A. de C.V., the wholly owned Mexican subsidiary of the Registrant, met all conditions as reported in the 8-K Report filed by Senior Care Industries, Inc. on July 5, 2001.

As noted in the 8-K Report filed by Senior Care on July 5, 2001, The properties which Senior Care International S.A. de C.V. purchased from various Mexican subsidiaries of Tri-National Development Corporation and which are located in Mexico, are and remain the property of Senior Care International S.A. de C.V. Mexican counsel has rendered legal opinions that Senior Care International
S.A. de C.V. is legally entitled to obtain fee simple title to these properties.

   Item 6.  Resignation of Registrant's Directors

Nothing to Report.

                                4

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   Item 7.  Financial Statements and Exhibits

The following documents are incorporated herein by reference:

Exhibit 5.1 - [Incorporated by reference from filing of 8-K Report on July 5, 2001] Legal Opinion re: Hills of Bajamar

Exhibit 5.2 - [Incorporated by reference from filing of 8-K Report on July 5, 2001] Legal Opinion re: Plaza Resort Timeshares

Exhibit 5.3 - [Incorporated by reference from filing of 8-K Report on July 5, 2001] Legal Opinion re: Plaza Rosarito

Exhibit 5.4 - [Incorporated by reference from filing of 8-K Report on July 5, 2001] Legal Opinion re: Portal Del Mar

Exhibit 10.1 - [Incorporated by reference from filing of 8-K Report on July 5, 2001] Asset Purchase Agreement Between Tri-National and Senior Care

Exhibit 10.2 - [Incorporated by reference from filing of 8-K Report on July 5, 2001] Tender Offer Agreement

Exhibit 10.3 - [Incorporated by reference from filing of 8-K Report on July 5, 2001] Hills of Bajamar Contract

Exhibit 10.4 - [Incorporated by reference from filing of 8-K Report on July 5, 2001] Portal Del Mar Contract

Exhibit 10.5 - [Incorporated by reference from filing of 8-K Report on July 5, 2001] Plaza Del Sol and Beachfront Land Contract

Exhibit 10.6 - [Incorporated by reference from filing of 8-K Report on July 5, 2001] Plaza Resorts Contract

   Item 8.  Change in Fiscal Year

Nothing to Report.

   Item 9.  Change in Security Rating

Nothing to Report.

                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Senior Care Industries, Inc.
                                  (Registrant)

Dated: November 5, 2001

/S/ Mervyn Phelan, Sr.
-----------------------------------
Mervyn Phelan, Sr.
Chief Executive Officer

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